UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

The following financial statements and pro forma financial information omitted from the Current Report on Form 8-K dated November 13, 2009, in reliance upon Item 9.01 (a) and 9.01 (b) of Form 8-K are filed herewith.

(a) Financial Statements of Business Acquired

The following audited consolidated financial statements of Timothy’s Coffees of the World Inc. (“Timothy’s”) are filed herewith as Exhibit 99.2:

1.	Independent Auditors’ Report

2.	Consolidated Balance Sheets for Timothy’s as of January 25, 2009 and for Timothy’s predecessor entity (the “Predecessor”) as of March 19, 2008 and January 27, 2008

3.	Consolidated Statements of Income for Timothy’s for the period from March 20, 2008 to January 25, 2009, and for the Predecessor for the period ending March 19, 2008 and the year ending January 27, 2008

4.	Consolidated Statement of Stockholder’s Equity for Timothy’s for the period from March 20, 2008 to January 25, 2009, and for the Predecessor for the period from January 28, 2008 to March 19, 2008 and for the year ending January 27, 2008

5.	Consolidated Statements of Cash Flows for Timothy’s for the period from March 20, 2008 to January 25, 2009, and for the Predecessor for the period from January 28, 2008 to March 19, 2008 and for the year ending January 27, 2008

6.	Notes to Consolidated Financial Statements

The following unaudited consolidated interim financial statements of Timothy’s are filed herewith as Exhibit 99.3:

1.	Balance Sheets (Unaudited) as of July 26, 2009 and January 25, 2009

2.	Consolidated Statements of Income (Unaudited) for the thirteen weeks ended July 26, 2009 and July 27, 2008, for the twenty-six weeks ended July 26, 2009, and for the nineteen weeks ended July 27, 2008 and for the seven weeks ended March 19, 2008 for the Predecessor

3.	Consolidated Statements of Stockholder’s Equity (Unaudited) for the thirteen and twenty-six weeks ended July 26, 2009 and July 27, 2008

4.	Consolidated Statements of Cash Flows (Unaudited) for the twenty-six weeks ended July 26, 2009 and the nineteen weeks ended July 27, 2008 and seven weeks ended March 19, 2008 for the Predecessor

5.	Notes to Consolidated Financial Statements (Unaudited)

(b) Pro Forma Financial Information

Pro Forma Condensed Consolidated Financial Statements of Green Mountain Coffee Roasters, Inc. are filed herewith as Exhibit 99.4:

1.	Introduction to Pro Forma Consolidated Financial Statements (Unaudited)

2.	Pro Forma Consolidated Statement of Financial Position (Unaudited) as of June 27, 2009

3.	Pro Forma Consolidated Statements of Operations (Unaudited) for the thirty-nine weeks ended June 27, 2009 and the fifty-two weeks ended September 27, 2008

4.	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(d) Exhibits

2.1*	Share Purchase Agreement dated as of November 13, 2009 by and among Green Mountain Coffee Roasters, Inc., Timothy’s Acquisition Corporation, Timothy’s Coffees of the World Inc. and World Coffee Group S.á r.l.

23.1	Consent of KPMG LLP

99.1*	Press Release dated November 13, 2009

99.2	Consolidated Balance Sheets of Timothy’s Coffees of the World Inc. and related Consolidated Statements of Income, Consolidated Statements of Stockholder’s Equity and Consolidated Statements of Cash Flows

99.3	Unaudited Interim Balance Sheets of Timothy’s Coffees of the World Inc. and related Unaudited Interim Consolidated Statements of Income, Consolidated Statements of Stockholder’s Equity and Consolidated Statements of Cash Flows

99.4	Unaudited Pro Forma Consolidated Financial Information of Green Mountain Coffee Roasters, Inc.

*	Previously filed as an exhibit to the Current Report on Form 8-K filed on November 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/s/ FRANCES G. RATHKE
Name:	Frances G. Rathke
Title:	Chief Financial Officer

Date: January 8, 2010

EXHIBIT INDEX

2.1*	Share Purchase Agreement dated as of November 13, 2009 by and among Green Mountain Coffee Roasters, Inc., Timothy’s Acquisition Corporation, Timothy’s Coffees of the World Inc. and World Coffee Group S.á r.l.

23.1	Consent of KPMG LLP

99.1*	Press Release dated November 13, 2009

99.2	Consolidated Balance Sheets of Timothy’s Coffees of the World Inc. and related Consolidated Statements of Income, Consolidated Statements of Stockholder’s Equity and Consolidated Statements of Cash Flows

99.3	Unaudited Interim Balance Sheets of Timothy’s Coffees of the World Inc. and related Unaudited Interim Consolidated Statements of Income, Consolidated Statements of Stockholder’s Equity and Consolidated Statements of Cash Flows

99.4	Unaudited Pro Forma Consolidated Financial Information of Green Mountain Coffee Roasters, Inc.

*	Previously filed as an exhibit to the Current Report on Form 8-K filed on November 13, 2009.